SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                             ------------------

                                  FORM S-8

                           REGISTRATION STATEMENT
                                 UNDER THE
                           SECURITIES ACT OF 1933


                            UNITRODE CORPORATION
          -------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


                                  Maryland
          -------------------------------------------------------
              (State or Other Jurisdiction of Incorporation or
                               Organization)


                                 04-2271186
          -------------------------------------------------------
                    (I.R.S. Employer Identification No.)


          7 Continental Boulevard, Merrimack, New Hampshire 03054
          -------------------------------------------------------
          (Address of Principal Executive Offices)     (Zip Code)


            UNITRODE CORPORATION 1992 EMPLOYEE STOCK OPTION PLAN
          --------------------------------------------------------
                            (Full Title of Plan)


                             Allan R. Campbell
            Senior Vice President, General Counsel and Secretary
                            Unitrode Corporation
                          7 Continental Boulevard
                       Merrimack, New Hampshire 03054
                  (Name and Address of Agent for Service)


                               (603) 424-2410
          --------------------------------------------------------
                  (Telephone Number, Including Area Code,
                           of Agent For Service)




                               CALCULATION OF REGISTRATION FEE

  Title of           Amount      Proposed Maximum     Proposed Maximum      Amount of
Securities to        to be        Offering Price     Aggregate Offering    Registration
be Registered      Registered       Per Share             Price                Fee
-------------      ----------    ----------------    ------------------    ------------
Common Stock,       1,000,000      $12.9375(1)          $12,937,500(1)        $3,817
par value $.01
per share

-----------------
(1) Estimated solely for the purpose of calculating the registration fee pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act based on the average of the high and low prices per share of the Registrant's Common Stock as traded on the New York Stock Exchange on August 3, 1998.



        STATEMENT PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

      Pursuant to General Instruction E to Form S-8, the contents of Registrant's earlier Registration Statement on Form S-8, File No. 333-35339, filed with the Securities and Exchange Commission on September 10, 1997, are hereby incorporated by reference.


                                   PART I

          INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1.     Plan Information.

            In accordance with ss. 10 of the Unitrode Corporation 1992 Employee Stock Option Plan (the "Plan"), the Board of Directors of Unitrode Corporation adopted an amendment to ss. 2 of the Plan to increase the aggregate number of shares of Unitrode's Common Stock, par value $.01 per share, available for issuance upon exercise of options or stock appreciation rights granted under the Plan from 6,000,000 to 7,000,000, effective as of March 23, 1998 and subject to approval by Unitrode stockholders at the 1998 annual meeting. At the adjourned session of the 1998 annual meeting held on July 29, 1998, the Unitrode stockholders approved the amendment to the Plan.




                                  PART II

           INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.     Exhibits.

Exhibit
Number       Description
-------      -----------

    3.1      Unitrode Corporation 1992 Employee Stock Option Plan, filed as
             Exhibit 4 to the Registrant's Registration Statement on Form S-8 (Registration No. 33-54542) and incorporated herein by reference.

    3.2 Amendment No. 1 to the Unitrode Corporation 1992 Employee Stock Option Plan, filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-8 (Registration No. 33-62685) and incorporated herein by reference.

    3.3 Amendment No. 2 to the Unitrode Corporation 1992 Employee Stock Option Plan, filed as Exhibit 4.7 to the Registrant's Registration Statement on Form S-8 (Registration No.
             333-35339) and incorporated herein by reference.

    3.4 Amendment No. 3 to the Unitrode Corporation 1992 Employee Stock Option Plan, dated as of August 5, 1997.

    3.5 Amendment No. 4 to the Unitrode Corporation 1992 Employee Stock Option Plan.

    5.1 Opinion of Ballard Spahr Andrews & Ingersoll LLP regarding legality of securities being registered.

    23.1 Consent of Ballard Spahr Andrews & Ingersoll LLP (included as part of its opinion filed as Exhibit 5.1).

    23.2     Consent of PricewaterhouseCoopers LLP.

    24.1 Power of Attorney (included on the signature page of this S-8 Registration Statement).



                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Merrimack, State of New Hampshire, on this 5th day of August, 1998.


                                  UNITRODE CORPORATION


                                  By: /s/ Robert J. Richardson
                                      -------------------------------------
                                      Robert J. Richardson
                                      President and Chief Executive Officer



                             POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENT, that each individual whose signature appears below constitutes and appoints Robert J. Richardson, and Allan R. Campbell, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 5, 1998.

          Signature                            Title
          ---------                            -----

  /s/ Robert J. Richardson           Chief Executive Officer and
 ---------------------------         Director (principal executive officer)
      Robert J. Richardson

  /s/ Cosmo S. Trapani               Executive Vice President, and Chief
 ---------------------------         Financial Officer (principal financial
      Cosmo S. Trapani               officer)

  /s/ Robert L. Gable                Director
 ---------------------------
      Robert L. Gable

  /s/ James T. Vanderslice           Director
 ---------------------------
      James T. Vanderslice

  /s/ Louis Lataif                   Director
 ---------------------------
      Louis Lataif

  /s/ William W.R. Elder             Director
 ---------------------------
      William W.R. Elder

  /s/ Derrell C. Coker               Director
 ---------------------------
  Derrell C. Coker

  /s/ Alan R. Schuele                Director
 ---------------------------
      Alan R. Schuele




EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------

   3.1       Unitrode Corporation 1992 Employee Stock Option Plan, filed as
             Exhibit 4 to the Registrant's Registration Statement on Form S-8 (Registration No. 33-54542) and incorporated herein by reference.

   3.2 Amendment No. 1 to the Unitrode Corporation 1992 Employee Stock Option Plan, filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-8 (Registration No. 33-62685) and incorporated herein by reference.

   3.3 Amendment No. 2 to the Unitrode Corporation 1992 Employee Stock Option Plan, filed as Exhibit 4.7 to the Registrant's Registration Statement on Form S-8 (Registration No.
             333-35339) and incorporated herein by reference.

   3.4 Amendment No. 3 to the Unitrode Corporation 1992 Employee Stock Option Plan, dated as of August 5, 1997.

   3.5 Amendment No. 4 to the Unitrode Corporation 1992 Employee Stock Option Plan.

   5.1 Opinion of Ballard Spahr Andrews & Ingersoll LLP regarding legality of securities being registered.

  23.1 Consent of Ballard Spahr Andrews & Ingersoll LLP (included as part of its opinion filed as Exhibit 5.1).

  23.2       Consent of PricewaterhouseCoopers LLP.

  24.1 Power of Attorney (included on the signature page of this S-8 Registration Statement).